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                                                                    EXHIBIT 10.5



     SCHEDULE OF OMITTED AMENDMENT NO. 1 TO EXECUTIVE EMPLOYMENT AGREEMENTS

         The following documents have been omitted as Exhibits to the Registration Statement because they are on substantially identical terms as
Exhibit 10.4 in all material respects.

                                    Agreement

    1. Amendment #1 to Executive Employment Agreement, dated as of May 26, 2000, by and among TA Operating Corporation, a Delaware corporation, TravelCenters of America, Inc., a Delaware corporation and Edwin P. Kuhn.

    2. Amendment #1 to Executive Employment Agreement, dated as of May 26, 2000, by and among TA Operating Corporation, a Delaware corporation, TravelCenters of America, Inc., a Delaware corporation and James W. George

    3. Amendment #1 to Executive Employment Agreement, dated as of May 26, 2000, by and among TA Operating Corporation, a Delaware corporation, TravelCenters of America, Inc., a Delaware corporation and Michael H. Hinderliter

    4. Amendment #1 to Executive Employment Agreement, dated as of May 26, 2000, by and among TA Operating Corporation, a Delaware corporation, TravelCenters of America, Inc., a Delaware corporation and Timothy L. Doane